UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 12, 2006

RAINMAKER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)

900 East Hamilton Ave. Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

(408) 626-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 12, 2006, the Board of Directors of Rainmaker Systems, Inc. (the “Company”) appointed Mr. Kenneth S. Forbes, III, age 58, as Vice President, Technology and Chief Technology Officer of the Company.

Mr. Forbes is not party to any arrangement or understanding with any person pursuant to which Mr. Forbes was selected as a principal officer. Mr. Forbes does not have a familial relationship required to be disclosed pursuant to Item 401(d) of Regulation S-K. Mr. Forbes is a shareholder of Business Telemetry, Inc. (d/b/a Metrics Corporation), a California corporation, the substantial part of the assets of which were acquired by the Company pursuant to an Asset Purchase Agreement dated as of May 12, 2006, as described further in the Company’s Current Report on Form 8-K filed May 16, 2006. Mr. Forbes is not a party of any other transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Prior to joining the Company, Mr. Forbes was a co-founder of Metrics Corporation and has over twenty years experience in designing and implementing performance management solutions that address complex business environments. Previously, Mr. Forbes served as Blue Pumpkin Software’s Chief Technology Officer where he provided product design and marketing consulting services to drive the company’s workforce management product line. Prior to Blue Pumpkin, Mr. Forbes was a founder, Chief Technology Officer and patent holder of Hiho Technologies, a provider of workforce management solutions. Prior to Hiho, Mr. Forbes held senior executive positions with public companies, such as Chief Executive Officer/Board Member at TouchStone Software and Vice President, Worldwide Engineering, at NetManage, and United Parcel Service.

Mr. Forbes earned his BS in Management Science and his MBA from the University of West Florida. Mr. Forbes will assume the duties of Chief Technology Officer and will thereby replace Larry Schork, Vice President of Technology. Mr. Schork’s employment with the company ended on May 12, 2006.

Mr. Forbes is party to our Executive Employment Agreement dated as of May 12, 2006, which is filed as exhibit 99.1 to this Current Report on Form 8-K, which agreement is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Executive Employment Agreement (“Agreement”), dated as of May 12, 2006, by and among Rainmaker Systems, Inc. and Kenneth S. Forbes, III.

SIGNATURES*

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

May 16, 2006	/s/ Steve Valenzuela
Date	(Signature)

By: Steve Valenzuela
Title: Chief Financial Officer